Allstate Life Insurance Company of New York ("ALNY")
                      ALNY Variable Life Separate Account A

                       Supplement, dated January 23, 2004,
                                     to the
                         Prospectus, dated July 15, 2003
                       for the ALNY Consultant Accumulator
                    Variable Universal Life Insurance Policy

This supplement amends the July 15, 2003 prospectus for the ALNY Consultant Accumulator Variable Universal Life Insurance Policy ("Policy") offered by ALNY. Please keep this supplement for future reference together with your prospectus.

On page 8 in the chart entitled "Periodic Charges Other than Portfolio Operating Expenses," under the subheading entitled "Minimum and Maximum COI Charge," the current maximum COI charge is changed to read: Maximum: $31.99 per $1000.

On page 8 in the chart entitled "Periodic Charges Other than Portfolio Operating Expenses," under the subheading entitled "Minimum and Maximum COI Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount," the current maximum COI charge is changed to read: Maximum: $20.96 per $1,000.

The third paragraph of footnote (1) to the chart entitled "Periodic Charges Other than Portfolio Operating Expenses" on page 8 of the prospectus is deleted in its entirety.

The following hypothetical illustrations using current cost of insurance rates replace in its entirety the hypothetical illustrations using current cost of insurance rates in the Statement of Additional Information.


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                                Male Issue Age 45
   Face Amount $120,000                                 Standard Nonsmoker Class
   $2,250 Annual Premium                                Death Benefit Option:  1

                     Current Cost of Insurance Rates
                              Death Benefit
     Assuming Hypothetical Gross and Net Annual Investment Return of
    Policy Year           0% Gross          5% Gross         10% Gross
                         -1.93% Net         3.07% Net        8.07% Net
         1                 120,000           120,000           120,000
         2                 120,000           120,000           120,000
         3                 120,000           120,000           120,000
         4                 120,000           120,000           120,000
         5                 120,000           120,000           120,000
         6                 120,000           120,000           120,000
         7                 120,000           120,000           120,000
         8                 120,000           120,000           120,000
         9                 120,000           120,000           120,000
         10                120,000           120,000           120,000
         15                120,000           120,000           120,000
    20 (Age 65)            120,000           120,000           120,000
    30 (Age 75)            120,000           120,000           241,809
    40 (Age 85)               **             140,145          571,074
    55 (Age 100)              **             263,933         1,899,907



                      Policy Value                                              Surrender Value
            Assuming Hypothetical Gross and                             Assuming Hypothetical Gross and
            Net Annual Investment Return of                             Net Annual Investment Return of
  Policy Year       0% Gross     5% Gross     10% Gross       Policy Year      0% Gross     5% Gross     10% Gross
                   -1.93% Net    3.07% Net    8.07% Net                       -1.93% Net    3.07% Net    8.07% Net
       1              1,576        1,668        1,760              1               -            -            -
       2              3,052        3,316        3,590              2             735           999         1,273
       3              4,474        4,989        5,541              3            2,156         2,671        3,223
       4              5,848        6,694        7,632              4            3,879         4,724        5,662
       5              7,199        8,457        9,899              5            5,554         6,812        8,254
       6              8,518       10,270       12,349              6            7,197         8,949       11,028
       7             9,888        12,220       15,083              7            8,892        11,224       14,086
       8             11,351       14,353       18,164              8            10,679       13,681       17,492
       9             12,747       16,517       21,465              9            12,400       16,169       21,118
       10            14,076       18,712       25,005              10           14,076       18,712       25,005
       15            20,744       31,516       48,892              15           20,744       31,516       48,892
  20 (Age 65)        25,815       46,040       85,222         (20 (Age 65)      25,815       46,040       85,222
  30 (Age 75)        27,075       81,146       225,990        30 (Age 75)       27,075       81,146       225,990
  40 (Age 85)          **         133,471      543,880        40 (Age 85)         **         133,471      543,880
  55 (Age 100)         **         261,320     1,881,096       55 (Age 100)        **         261,320     1,881,096


Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Life Insurance Company of New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.